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                                                                   Exhibit 10.12

                                 THIRD AMENDMENT
                                       TO
                                 NOTE AGREEMENT



            This Third Amendment to the Note Agreement (the "Amendment") is entered into as of November 30, 1993, by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

            A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993 and Second Amendment to Note Agreement dated as of November 23, 1993 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued to allow Holding to redeem shares of convertible preferred stock (the "Holding Preferred Stock") that Holding proposes to issue to the extent such shares are put to Holding following a "change of control" of Holding (as defined in the instrument governing the Holding Preferred Stock).

            B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendments and modifications of the provisions of the Agreement on the conditions stated herein.

            C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

            NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

            1. Section 11.5 of the Agreement is amended by adding thereto the following clause (h) immediately following the existing clause (g) of said
Section 11.5 and preceding the final PROVISO appearing at the end thereof:

                  "(h)  Holding may repurchase and redeem shares of Holding
            Preferred Stock put to it for redemption by holders thereof following a "change of control" (as defined in the instrument governing the Holding Preferred Stock), provided that nothing in this clause (h) shall be deemed to permit the Company to make any Restricted Junior Payment in furtherance of any such redemption by Holding;"

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            2.    Attached hereto as Exhibit A is the proposed definition of
"Change of Control" to be applicable for the Holding Preferred Stock. Holding and the Company agree that the percentage specifying the threshold ownership of equity voting power that will constitute a Change of Control under said definition shall not be reduced below 50% without the consent of at least 66-2/3% in aggregate principal amount of the Notes.

            3. The amendments to the Agreement specified herein shall become effective concurrently with the closing of the issuance and sale by Holding of the Holding Preferred Stock.

            4. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth herein, the provisions of this Amendment shall control. Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              ORCHARD SUPPLY HARDWARE CORPORATION,
                              a Delaware corporation


                              /s/Stephen M. Hilberg
                              ---------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer


ATTEST:


By:/s/Michael Seda
   --------------------------
   Michael Seda, Secretary



                                       -2-
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                              ORCHARD SUPPLY HARDWARE STORES
                               CORPORATION (formerly, ORCHARD HOLDING
                               CORPORATION), a Delaware corporation


                              /s/Stephen M. Hilberg
                              ---------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer

ATTEST:


By:/s/Michael Seda
- -----------------------------
   Michael Seda, Secretary
                              TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA


                              By:/s/Edward L. Toy
                                 ------------------------------------------
                                 Its: Director-Private Placements
                                 $13,721,000
                                 ------------------------------------------
                                 Principal Amount of Notes

ATTEST:


By:/s/M.E. Brennan
- -----------------------------



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